CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated May 19, 2000 in this Form 11-K into Yankee Energy System, Inc. 401(k) Employee Stock Ownership Plan's previously filed Registration Statement File No. 33-52077.




                                  Arthur Andersen LLP
Hartford, Connecticut
June 26, 2000